UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (date of earliest event reported): August 17, 2026

BOXLIGHT CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	001-37564	36-4794936
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2750 Premiere Parkway, Ste. 900

Duluth, Georgia 30097

(Address Of Principal Executive Offices) (Zip Code)

678-367-0809

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or formed address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	BOXL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 17, 2026 and August 19, 2026, respectively, Boxlight Corporation, a Nevada corporation (the “Company”), entered into two related but distinct amendments to that certain inventory finance agreement, dated May 27, 2025, as amended and restated on November 3, 2025 (the “Inventory Finance Agreement”), with J.J. Astor & Co., a Utah corporation (“J.J. Astor”). The Inventory Finance Agreement was previously amended on April 1, 2026 (the “First Amendment”), as disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 7, 2026. The amendments are referred to herein as the “Second Amendment” and the “Third Amendment,” respectively. Michael Pope, chairman of the Company’s board of directors and principal executive officer, is the chief executive officer of J.J. Astor, which is beneficially owned, directly or indirectly, by a private investment fund managed by Mr. Pope. Accordingly, J.J. Astor is a related party to the Company in each transaction described below.

On August 17, 2026, pursuant to the Second Amendment, $75,608.38 of the outstanding balance under the Inventory Finance Agreement was converted into 30,290 shares of common stock (the “Conversion Shares”) at a conversion price of $2.49615 per share (the “Conversion Price”). The description of the Second Amendment set forth in this Item 1.01 is not complete and is qualified in its entirety by reference to the full text of the Second Amendment, a copy of which is filed herewith as Exhibit 10.1.

On August 19, 2026, pursuant to the Third Amendment, $92,357.55 of the outstanding balance under the Inventory Finance Agreement was converted into 37,000 Conversion Shares at the Conversion Price of $2.49615 per share. The description of the Third Amendment set forth in this Item 1.01 is not complete and is qualified in its entirety by reference to the full text of the Third Amendment, a copy of which is filed herewith as Exhibit 10.2.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Amended and Restated Agreement between the Company and J.J. Astor dated August 17, 2026
10.2	Amended and Restated Agreement between the Company and J.J. Astor dated August 19, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOXLIGHT CORPORATION
Dated: August 25, 2026
	By:	/s/ Jennifer Grabow
	Name:	Jennifer Grabow
	Title:	Interim Chief Financial Officer

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